Exhibit 99.1

ASSET RICH DEBT FREE LEVERAGE TO GOLD, SILVER & COPPER Corporate Presentation

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure, cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf If you are risk adverse, don’t buy our stock. Don’t rely on anything in this presentation.

Improving Financial Results 3 Cash provided by operating activities, which is presented on the consolidated statement of cash flow, for the 2017 10-Q and 2016, 2015, 2014 10-K. Cash & liquid assets in cash, investments and precious metals at market price. This non-GAAP disclosure is defined in 2017, 2016, 2015, 2014 10-K. Q1 2017 12 Months 2016 12 Months 2015 12 Months 2014 Operating Cash Flow / Share ($0.02) $0.08 $0.05 ($0.05) Earnings / Share ($0.01) $0.07 ($0.07) ($1.05) Working Capital $58.3 M $58 M $32.4 M $15.6 M Book Value / Share $1.48 $1.48 $1.39 $1.48 Debt $0 $0 $3.4 M $0 Cash & Liquid Assets $55.1 M $58.8 M $32 M $18.3 M Avg. Gold Price $1,219 $1,249 $1,160 $1,266

4 1 Treasury in cash, investments and precious metals at market price. As of March 31, 2017. US$ Millions Treasury No Debt No Streaming No Financing Anti-Royalties Treasury1 $55 M $0 $20 $40 $60 Dec-31 Dec-31 Dec-31 31-Mar 2014 2015 2016 2017

5 Gold / silver ratio 75:1. Based on internal estimates. Excludes Timmins properties. 2017E Production 31% 69% 40% 60% 2019E Production Silver 3,324,000 oz Gold 99,700 oz Silver 7,250,000 oz Gold 147,000 oz

Cost Base $127M Insider Ownership Aligned with Share Owners 6 Rob McEwen Chief Owner 25% $1 Annual salary No cash bonus No options

Building Management for Growth 7 Xavier Ochoa, President & COO Extensive experience with all stages of feasibility, development and operations of large scale projects: Antamina, Las Bambas and Antapaccay in Peru, and El Pachon. Former Vice President of Projects for Glencore and Construction Manager for Bechtel. Masters Mining Engineering. Senior executive management skills developed managing large open pit and underground operations for gold, silver & copper with Goldcorp, Glencore, Xstrata and Barrick. Mining Engineer. Donald Brown, SVP, Projects Former Senior VP of Exploration at Kinross ; with responsibility for world-wide development and implementation of exploration strategy. Before Kinross, Sylvain worked in exploration at Barrick for eight years, Inmet for six years, and previously at two other firms. Sylvain Guerard, SVP, Exploration Rob McEwen, Chairman & Chief Owner Founder of Goldcorp. Mining Hall of Fame Inductee. Queen Elizabeth’s Diamond Julibee Award. Order of Canada. Canadian Business magazine’s “Most Innovative CEO”

Production Growth – Gold Equivalent Ounces 8 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2017-2020 based on internal estimates. 1 2018 includes ramp-up production from Gold Bar of 9koz production. (Estimated 75koz annualized) 2 2019 includes El Gallo Silver estimated 30k gold equivalent production assuming a silver price of over $21.00 per oz. 142koz 124koz 1 146koz 244koz 2 224koz Not including recently acquired Timmins Assets

Next Payment August 2017 Capital Distribution to Shareowners 9 1¢ Per Share Paid Semi-Annually In February & August Tax Free in US & Canada We have a Yield

Production Cost / oz 10 US $ / oz Au Eq Gold / silver ratio 75:1. 2017 based on internal estimates. $990 $780 $954 $760 $900 $760 $610 $524 Total Cash Cost All in Sustaining Cash Costs 0 200 400 600 800 1000 1200 2013A 2014A 2015A 2016A 2017E El Gallo Mine 0 200 400 600 800 1000 1200 2013A 2014A 2015A 2016A 2017E San José Mine

Gold Bar, Nevada El Gallo Complex, Mexico Los Azules, Argentina 4 Projects in Timmins, Canada 11 Growth Drivers:

Development Pipeline: Gold Bar – Gold 12 Cortez Trend Nevada, USA Gold Price $1,150 $1,250 $1,350 After Tax IRR 20% 30% 40% Payback 3 yrs 2.4 yrs 1.9 yrs Very Positive Economics at $1,150 / oz Gold1 Low Capex, Open Pit, Heap Leach, 1.1 gpt oxide ore Upside – Oct 2015 Feasibility Study 1Feasibility Study (Oct 2015) @ $1,150 / oz

Development Pipeline: Gold Bar

Key Features

1. **Great Address**
2. Open Pit, Heap Leach
   0.032 opt (1.1 gpt)
3. Annual Avg Production
   65 koz Gold
4. Cash Costs
   $728/oz
5. Mine Life
   6 Years
6. Mine Permitting Expected
   2H 2017



Silver Standard
Marigold
BMX
Battle Mountain Cortez Trend
Barrick's Biggest Gold Mine
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Gold Bar
Waterton
Ruby Hill
N
0 10 20
Km



Cortez Trend
Nevada, USA

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Gold Bar Exploration Potential 14 N 10 5 Km 0 Legend Cortez Trend Nevada, USA Exploration Targets Gold Bar (3 pits) M&I 611 koz Au Gold Bar South Indicated 66 koz Au Inferred 55 koz Au 34 m @ 2.16 gpt 20 m @ 1.44 gpt 14 m @ 0.9 gpt

El Gallo Complex Exploration Potential – El Encuentro 15 El Gallo Mine 4.5 km 60 core holes 2.94 gpt / 38.2 m 9.59 gpt / 9.1 m 1.82 gpt / 31.5 m 7.82 gpt / 5.4 m 1.85 gpt / 15.2 m 7.66 gpt / 2.2m 1.60 gpt / 12.7m 9 core holes 1.2 gpt / 15.3 m 0.62 gpt / 6.9 m 0.54 gpt / 3.9 m Open Open Mineralization 5.6 gpt Surface Rock Samples (Gold gpt) Core Holes 2.7 24 13 1.6 1 1 14.8 5.4 Meters 0 150 300 MUX Property Outline Mineralization in surface samples and drill holes coincide with zones of high resistivity *All grades are in gpt gold. The above mineralized drill holes have not been included in McEwen Mining’s reserve or resources High Resistivity 5.5 2.8 9.6 24.8 7.5 El Encuentro 7 wide spaced core holes Structure identified in resistivity sections and drilling; weakly anomalous in places Drilling continues

El Gallo Complex Exploration Potential – Mina Grande 16 Resource areas Drill target areas 0 1 km Extensive areas of alteration, structures and mineralization Surface-rock results and old mine workings Resource areas remain open El Gallo Mine Mina Grande 7.2 m @ 5.93 gpt 14.1 m @ 1.41 gpt 16.4 m @ 2.1 gpt 12.5 m @ 6.43 gpt 19.4 m @ 1.8 gpt

El Gallo Complex Exploration Potential Samaniego North Extension Potential 17 Section A – A’ Au Cu 13.9m @ 3.81g/t Au 39.5m @ 0.91% Cu Potential North Extension Samaniego Open Pit A A’ Ore Zones with Au Ore Zones with Cu Ore Zones with Zn El Gallo Mine MUX Property Outline Samaniego Gold and copper mineralization extend north of the active pit Drilling in progress

Development Pipeline: El Gallo Silver 18 Based on internal estimate. Sinaloa State Mexico N 0 5 10 km El Gallo Silver MUX Property Outline El Gallo Mine Location Near Our Existing Operations Grade 125 gpt Silver Potential Avg Annual Production 3.5 Moz Silver / Yr Silver Price Sensitive Opportunities Being Studied Key Features LEVERAGE TO SILVER

Los Azules – Significant Copper


San Juan
Province,
Argentina

Total Resources:
19.7 Billion lbs Cu @ 0.55% + Gold & Silver[1]


2.3 miles

Key Features

1. Big!
   Gold Equivalent +40 Moz
2. Improved Economics:
   Lower Taxes ➡ Better Capex & Opex
3. New PEA in August 2017

[1]August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project.
Resources: indicated copper 5.4 B lb, inferred 14.3 B lbs.

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Los Azules - Panoramic View1 Excellent site for Project Infrastructure Preliminary Locations Proposed for Mine Facilities and Infrastructure 20 Northern Waste Dumps Los Azules Mine Primary Crusher Coarse Ore Conveyor Concentrator Facilities Tailings Pond Air Strip Tailings Dam 1Looking South

Development Pipeline: Timmins, Canada - Gold 21 1NI 43-101 Resource, 2013, see appendix for tonnage, grade, ounces Sinaloa State Great address Near several producing mines 70 million ounces of gold produced in Timmins Camp 2. Four Projects Total Resource1 M&I: 1,468,500 oz Au (total open pit and underground) Inferred: 954,200 oz Au (total open pit and underground) 4. Exploration Upside 5. Re-Evaluating Projects and Plan of Operations 6. Feasibility Study Q3 2017 Key Features: Timmins Ontario

22 Drilling Highlights 1) Davidson Tisdale 38.55 gpt Au / 4.4 m 341.1 gpt Au / 3.4 m 197.3 gpt Au / 4.6 m 29.86 gpt Au / 3.5 m 2) Fuller Deposit 18.28 gpt / 7.9 m 5.76 gpt / 16.6 m 3.37 gpt Au / 80.8 m 3) Buffalo Ankerite 13.63 gpt Au / 9.1 m 19.62 gpt Au / 6.3 m 2.21 gpt Au / 25.0 m 4) Paymaster 18.80 gpt Au / 8.0 m 3.74 gpt Au / 29.6 m 5.25 gpt Au / 10.6 m Timmins Excitement – Location & Grade 1 2 4 3 McEwen McEwen / Goldcorp Goldcorp Tahoe Resources Goldcorp Tahoe Resources

Timmins Historical Gold Production and Exploration Upside[1]



Hollinger / McIntyre Mine ~3km
30Moz Au
Delnite 920 koz Au
Aunor 2.5 Moz Au
Buffalo Ankerite 1.2 Moz Au
Fuller 50 koz Au
Paymaster #3 100 koz Au
Paymaster #5 1.2 Moz Au
Dome Mine ~2km
18Moz Au
0
-500
-1,000
-1,500
0 250 500
Metres
Goldcorp
McEwen
Goldcorp
MUX Resources[2]:
M&I: 727 koz Au op
567 koz Au ug
Inferred: 358 koz Au op
528 koz Au ug
Mined out
McEwen Resource
Exploration Potential
Limit Mine Development

[1]Longitudinal Section [2] NI 43-101 in appendix outlining tonnage, ounces and grade. op= open pit, ug= underground

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Timmins Historical Gold Production and Exploration Upside [1]


Hollinger 19.3Moz Au
McIntyre 10.7Moz Au
Coniarum 1.1Moz Au
Davidson Tisdale 100koz
Broulan Reef 500koz Au
Bonetal Mine 51koz Au
Hallnor Mine 1.7Moz Au
Broulan Porcupine 240koz Au
Pamour/ Hoyle 4 Moz Au
0
-1,000
-2,000
-3,000m
0
1,500
3,000
Metres
Mined out
Exploration Potential

[1]Longitudinal Section [2] NI 43-101 in appendix outlining tonnage, ounces and grade.

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5.1 M US$836 M @$2.68 Market Cap 317 M 312 M Common Shares 25 Source: Bloomberg. US$. As of May 5, 2017. 1Share volume NYSE and TSX combined. 3 Month Avg. Daily Share Volume Trading Liquidity1 NYSE & TSX MARKET FACTS Weekly Volume (Million Shares) Shares Outstanding Fully Diluted 25% 35% 40% Ownership Rob McEwen Index / Institutional Retail 0 20 40 60 80 2000 2004 2008 2012 2016

26 Source: Bloomberg. US$. As of May 5, 2017. 1Three year average. High Beta1 To Gold 2.8x Significant Leverage to Gold Price $9.50 $9.15 $0.42 $0.36 $2.68 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ +4x Since July 2015 0 2 4 6 8 10 2000 2004 2008 2012 2016

Reasons why gold looks good now 27

28 # of Gold Ounces to Buy the DJIA Source: Bloomberg. As of May 5, 2017 17 oz May 5, 2017

The Mining Industry is Marked by Cyclicality 29 Period 1 Rise of Japan Period 2 Post-Japan reversion and plateau Period 3 Rise of China Period 4 Post-China plateau Source: 2016 World Bank forecasts published on July 26th 2016. Innovation state of play.

30 Student Loan $1T Food Stamps Federal Debt $20T Money Printing $4T Home Ownership Velocity of M2 Money Supply One Example of The Developed World’s Attempt to Get the Economy Moving THE IMPACT As of April 27, 2017 Source: Federal Reserve Bank of St. Louis. As of Mar 31, 2017 As of Mar 9, 2017 As of April 27, 2017 As of Aug 5, 2016 As of April 28, 2017

Total US Consumer Debt & Composition 31 $ Trillion 2016 Q4 Total: $12.6 Trillion Source: FRBNY Consumer Credit Panel / Equifax. As of Dec 31, 2016. 2003 Q1 Total: $7.2 Trillion

The World Sets a Record The Debt Level Surged to an All-time high of $152 Trillion, data from the IMF shows 32 % Without US, China Weighted global average Source: IMF, OECD, Bank for International Settlements and Dealogic, Bloomberg.

Small Speculators Net Position vs Gold 33 Source: CFTC. As of March 17, 2017 Speculators Gold Price

GDX & GDXJ Creation / (Redemption) Summary 34 Source: Cantor Fitzgerald and Bloomberg

Gold Shares Offer Better Upside Potential Than Gold 35 Source: Bloomberg. US$. 2010-2012 date & high closing price. 1. Percentage Increase (or decrease) needed to achieve 2010-12 highs. Franco Nevada 2012-10-05 $60.85. Royal Gold 2012-09-28 $99.83. Gold 2011-09-05 $1900. Agnico Eagle 2010-12-06 $87.13.Newmont 2011-11-07 $72.13. McEwen 2011-04-08 $9.15. GDX 2011-09-08 $66.63. Current closing price as of May 5, 2017. McEwen Potential Gain1 Still Plenty Of Upside

Appendix:

Timmins NI 43-101 Resource Estimates

	Open Pit Resources				Underground Resources			
		Tonnage (Mt)	Grade (gpt)	Gold (oz)		Tonnage (Mt)	Grade (gpt)	Gold (oz)
Measured	DTM	0.45	2.44	35,500	DTM	0.02	6.64	3,800
					DTS	0.34	5.50	59,800
Indicated	BA	3.82	2.37	292,800	BA	3.27	4.76	500,200
	P	2.80	1.61	145,000	F	0.33	5.76	61,000
	F	5.33	1.68	290,000	DTM	0.04	4.91	6,500
	DTM	0.17	2.43	13,500	DTS	0.42	4.52	60,400
Total Measured + Indicated		12.57	1.91	**776,800**		4.41	4.88	**691,700**
Inferred					BA	2.81	4.05	*367,100*
	BA	2.74	2.31	*203,400*	P	0.13	6.14	*26,000*
	P	0.84	1.61	*43,000*	F	0.84	4.97	*135,000*
	F	2.70	1.30	*112,000*	DTM	0.07	4.20	*9,600*
					DTS	0.39	4.68	*58,200*
Total *Inferred*		*6.28*	*1.79*	***358,400***		*4.24*	*4.35*	***595,800***
Total Measured + Indicated (Open Pit and Underground)								**1,468,500**
Total *Inferred* (Open Pit and Underground)								***954,200***

Note on Resources

Projects: BA - Buffalo Ankerite, DT - Davidson Tisdale (M - Main Zone, S - S Zone), F - Fuller, P - Paymaster. The resources are net to Lexam, calculated at ownership interests: 100% for BA, DT, F and 60% for P. Cut-Offs: Open Pit - 0.51 gpt (BA, P, F), 0.5 gpt (DTM); Underground - 2.57 Au (BA, P, F), 2.6 gpt Au (DTM), 2.0 gpt (DTS). The resource estimates are presented in: "Technical Report and Updated Resource Estimate on the Buffalo Ankerite, Fuller, Paymaster and Davidson Tisdale Gold Deposits" dated June 21, 2013 for BA, P, F, DTM (at US$1,600/oz Au price, US$:C$ exchange rate 1:1) and "Davidson Tisdale Gold Property, Timmins, Ontario Technical Report" dated November, 2003 for DTS.

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